Exhibit 10.4

EXECUTION VERSION

WARRANT AGREEMENT

This WARRANT AGREEMENT (this “Agreement”) is made as of May 10, 2017, by and between AFFINION GROUP HOLDINGS, INC., a Delaware corporation (the “Company”), and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, a New York limited liability trust company (the “Warrant Agent”). Capitalized terms used herein but not otherwise defined shall have the meanings given them in Section 25 hereof.

RECITALS

WHEREAS, the Company is issuing Warrants (the “Warrants”) to purchase shares of Common Stock, par value $0.01 per share, of the Company (“Common Stock”) to certain investors who participate in an exchange offer for Affinion Group, Inc.’s currently outstanding 7.875% Senior Notes due 2018 (the “Existing AGI Notes”), the Company’s currently outstanding 13.75%/14.50% Senior Secured PIK/Toggle Notes due 2018 (the “Existing Holdings Notes”) and Affinion Investments, LLC’s currently outstanding 13.50% Senior Subordinated Notes due 2018 (together with the Existing AGI Notes and the Existing Holdings Notes, the “Existing Notes”) being consummated on or about the date hereof (the “Exchange Offer” and the Warrants issued thereunder, the “Exchange Offer Warrants”) and such Exchange Offer Warrants shall represent the right to acquire, in the aggregate, approximately 15.0% of the Common Stock on a Fully Diluted Basis, subject to adjustment as provided herein to maintain such percentage in case of the occurrence of certain events;

WHEREAS, certain investors have entered into that certain Investor Purchase Agreement, dated March 31, 2017 (the “Investor Purchase Agreement”) and, subject to the terms and conditions thereof, will receive Warrants as part of their funding fee (the “Purchase Warrants”), representing the right to acquire, in the aggregate, up to 16.25% (the “Purchase Percentage”) of the Common Stock on a Fully Diluted Basis, subject to adjustment as provided herein to maintain such percentage in case of the occurrence of certain events;

WHEREAS, in accordance with the terms and conditions of Section 4.4 of the Shareholders Agreement (as defined below), after the consummation of the Exchange Offer and the Investor Purchase Agreement, each stockholder party to the Shareholders Agreement that is a Qualified Stockholder (as defined in the Shareholders Agreement) who has not agreed to waive its pre-emptive rights thereunder shall receive notice from the Company and related documentation, which shall set forth the terms and conditions of each such Qualified Stockholder’s right to acquire Warrants pursuant to the pre-emptive rights under the Shareholders Agreement (the “Pre-Emptive Rights Offer” and the Warrants issued thereunder, the “Pre-Emptive Rights Offer Warrants”);

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange, exercise and cancellation of the Warrants; and

WHEREAS, the Company desires to provide for the form and provisions of the Warrants, the terms upon which they shall be issued and exercised, and the respective rights, limitation of rights, and immunities of the Company, the Warrant Agent, and the Holders (as defined below).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

Section 1. Appointment of the Warrant Agent. The Company hereby appoints the Warrant Agent to act as an agent for the Company for the Warrants, and the Warrant Agent hereby accepts such appointment and agrees to perform the same in accordance with the terms and conditions set forth herein.

Section 2. Warrants.

(a)	Form of Warrant.

(i) Each Warrant shall be issued in certificated form only in substantially the form attached as Exhibit A hereto, the provisions of which are incorporated herein, and shall be dated the date on which countersigned by the Warrant Agent, shall have such insertions as are appropriate or required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements typed, stamped, printed, lithographed or engraved thereon as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange on which the Warrants may be listed, or to conform to usage. In the event a Person whose facsimile signature has been placed upon any Warrant shall have ceased to serve in the capacity in which such Person signed the Warrant before such Warrant is issued, it may be issued with the same effect as if he or she had not ceased to be such at the date of issuance.

(ii) Pending the preparation of definitive certificates representing the Warrants (“Warrant Certificates”), temporary Warrant Certificates may be issued, which may be printed, lithographed, typewritten, mimeographed or otherwise produced, and which will be substantially of the tenor of the definitive Warrant Certificates in lieu of which they are issued.

If temporary Warrant Certificates are issued, the Company will cause definitive Warrant Certificates to be prepared without unreasonable delay. After the preparation of definitive Warrant Certificates, the temporary Warrant Certificates shall be exchangeable for definitive Warrant Certificates evidencing Warrants of the same number and tenor upon surrender by the Holder of the temporary Warrant Certificates to the Warrant Agent at the office of the Warrant Agent, without charge to such Holder. Upon surrender for cancellation of any one or more temporary Warrant Certificates, the Company shall execute and the Warrant Agent shall countersign and deliver in exchange therefor Warrant Certificates of the same tenor and for a like aggregate number of Warrants. Until so exchanged, the temporary Warrant Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Warrant Certificates.

(iii) Each Warrant Certificate representing Domestic Restricted Warrants shall bear legends in substantially the following form:

“THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE ARE SUBJECT TO THE PROVISIONS OF A WARRANT AGREEMENT, DATED AS OF MAY 10, 2017, THE SHAREHOLDERS AGREEMENT, DATED AS OF NOVEMBER 9, 2015, AS AMENDED, AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS OF AFFINION GROUP HOLDINGS, INC. (THE “COMPANY”), EACH AS MAY BE AMENDED FROM TIME TO TIME, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER AND EXERCISE SET FORTH THEREIN. COPIES OF THE WARRANT AGREEMENT, THE SHAREHOLDERS AGREEMENT, AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE ARE NOT AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER ANY U.S. STATE OR FOREIGN SECURITIES LAWS, IN RELIANCE UPON APPLICABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND SUCH STATE AND FOREIGN SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE IN CONTRAVENTION OF THE 1933 ACT OR ANY U.S. STATE OR FOREIGN SECURITIES LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE (INCLUDING THE SECURITIES TO BE ISSUED UPON THE EXERCISE OF THIS WARRANT) MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE U.S. STATE OR FOREIGN SECURITIES LAWS, OR A CERTIFICATE EXECUTED BY AN AUTHORIZED OFFICER OF THE TRANSFEREE ACCEPTABLE TO THE COMPANY CERTIFYING THAT NO SUCH REGISTRATION IS REQUIRED.”

(iv) Each Warrant Certificate representing Regulation S Warrants shall bear legends in substantially the following form:

“THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE ARE SUBJECT TO THE PROVISIONS OF A WARRANT AGREEMENT, DATED AS OF MAY 10, 2017, THE SHAREHOLDERS AGREEMENT OF AFFINION GROUP HOLDINGS, INC. (THE

“COMPANY”), DATED AS NOVEMBER 9, 2015, AS AMENDED, AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS OF THE COMPANY, EACH AS MAY BE AMENDED FROM TIME TO TIME, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER AND EXERCISE SET FORTH THEREIN. COPIES OF THE WARRANT AGREEMENT, SHAREHOLDERS AGREEMENT, AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) AND HAVE INSTEAD BEEN ISSUED IN RELIANCE ON REGULATION S PROMULGATED UNDER THE 1933 ACT. AS A RESULT, THE SECURITIES REPRESENTED BY THIS CERTIFICATE (INCLUDING THE SECURITIES TO BE ISSUED UPON THE EXERCISE OF THIS WARRANT) MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION. ANY HEDGING TRANSACTIONS INVOLVING THIS WARRANT OR THE SECURITIES TO BE ISSUED UPON ITS EXERCISE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. THE COMPANY WILL NOT REGISTER ANY TRANSFER OF THIS WARRANT OR THE SECURITIES TO BE ISSUED UPON ITS EXERCISE NOT MADE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. THE COMPANY MAY REQUIRE A CERTIFICATE EXECUTED BY AN AUTHORIZED OFFICER OF THE TRANSFEREE IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY CERTIFYING THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE 1933 ACT.”

(v) Each of the certificates representing the shares issued upon the exercise of a Domestic Restricted Warrant shall bear legends in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF THE SHAREHOLDERS AGREEMENT OF AFFINION GROUP HOLDINGS, INC. (THE “COMPANY”), DATED AS OF NOVEMBER 9, 2015, AS AMENDED, AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS OF THE COMPANY, EACH AS MAY BE AMENDED FROM TIME TO TIME, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER SET FORTH THEREIN. COPIES OF THE SHAREHOLDERS AGREEMENT AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE NOT REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER ANY U.S. STATE OR FOREIGN SECURITIES LAWS, IN RELIANCE UPON APPLICABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND SUCH STATE AND FOREIGN SECURITIES LAWS. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE IN CONTRAVENTION OF THE 1933 ACT OR ANY U.S. STATE OR FOREIGN SECURITIES LAWS. THE SHARES MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE U.S. STATE OR FOREIGN SECURITIES LAWS, OR A CERTIFICATE EXECUTED BY AN AUTHORIZED OFFICER OF THE TRANSFEREE ACCEPTABLE TO THE COMPANY CERTIFYING THAT NO SUCH REGISTRATION IS REQUIRED.”

(vi) Each of the certificates representing shares issued upon the exercise of a Regulation S Warrant shall bear legends in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF THE SHAREHOLDERS AGREEMENT OF AFFINION GROUP HOLDINGS, INC. (THE “COMPANY”), DATED AS OF NOVEMBER 9, 2015, AS AMENDED, AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS OF THE COMPANY, EACH AS MAY BE AMENDED FROM TIME TO TIME, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER SET FORTH THEREIN. COPIES OF THE SHAREHOLDERS AGREEMENT AND THE CERTIFICATE OF INCORPORATION AND BY-LAWS ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND HAVE INSTEAD BEEN ISSUED IN RELIANCE ON REGULATION S PROMULGATED UNDER THE 1933 ACT. AS A RESULT, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION. ANY HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. THE COMPANY WILL NOT REGISTER ANY TRANSFER OF THESE SECURITIES NOT MADE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. THE COMPANY MAY REQUIRE A

CERTIFICATE EXECUTED BY AN AUTHORIZED OFFICER OF THE TRANSFEREE IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY CERTIFYING THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE 1933 ACT.”

(vii) Subject to the terms hereof, including without limitation, if applicable, the restrictions on exercise under securities law, this Agreement, the Shareholders Agreement and the Company’s Certificate of Incorporation and by-laws, each Warrant shall be exercisable for the number of shares of Common Stock set forth thereon as the same may be adjusted from time to time as set forth herein.

(b)	Execution and Delivery of Warrant Certificates(c).

(i) At any time and from time to time on or after the date of this Agreement, Warrant Certificates evidencing the Warrants may be executed by the Company and delivered to the Warrant Agent for countersignature, and the Warrant Agent shall, when, as and if directed by the Company in writing , countersign and deliver such Warrant Certificates to the respective Persons entitled thereto, as specified by the Company. The Warrant Agent is further hereby authorized to countersign and deliver Warrant Certificates as required by this Section 2(b), Section 2(c), Section 3(b)(iii), Section 4(a), Section 9(a), Section 10.

(ii) The Warrant Certificates shall be executed in the corporate name and on behalf of the Company by any of the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer or any one of the Executive Vice Presidents, Senior Vice Presidents or Vice Presidents of the Company, either manually or by facsimile signature printed thereon. The Warrant Certificates shall be countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issue and delivery thereof, such Warrant Certificates may, nevertheless, be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such officer of the Company, and any Warrant Certificate may be signed on behalf of the Company by such person as, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company, although at the date of the execution of this Warrant Agreement any such person was not such officer.

(c)	Register; Registered Holder.

(i) Warrant Register. The Warrant Agent shall maintain books (the “Warrant Register”) for the registration of original issuance and the registration of transfer of the Warrants in accordance with the restrictions on transfer set forth herein. Upon the initial issuance of any Warrants, the Warrant Agent shall issue and register the Warrants in the names of the respective Holders thereof in such denominations and otherwise in accordance with instructions delivered to the Warrant Agent by the Company.

(ii) Registered Holder. The term “Holder” shall mean any Person in whose name ownership in the Warrants shall be registered upon the Warrant Register. Prior to due presentment for registration or transfer of any Warrant, the Company and the Warrant Agent may deem and treat the Holder as the absolute owner of such Warrant and of each Warrant (notwithstanding any notation of ownership or other writing on a Warrant Certificate made by anyone other than the Company or the Warrant Agent), for the purpose of any exercise thereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

Section 3. Exercise of Warrant.

(a) Subject to this Section 3, Section 9 and securities law, each Warrant, when countersigned by the Warrant Agent, may be exercised, in whole or in part, by the Holder thereof during the Exercise Period applicable to such Warrant. Any exercise of a Warrant shall be effected by:

(i) delivery to the Warrant Agent at the office of Warrant Agent, or, if applicable, at the office of its successor as Warrant Agent, of: (A) the Warrant Certificate evidencing the Warrant, (B) a written notice in the form attached as Exhibit B hereto (the “Exercise Notice”), properly completed and executed, stating that such Holder elects to exercise the Warrants in accordance with the provisions of this Section 3, specifying the name or names in which such Holder wishes the certificate or certificates for shares of Common Stock to be issued and making the appropriate securities law representation contained therein, (B) to the extent the Shareholders Agreement is still in effect at the time of exercise, a joinder to the Shareholders Agreement, in form and substance reasonably acceptable to the Company and (C) to the extent the Amended and Restated Registration Rights Agreement dated as of March 31, 2017 as may be amended from time to time (the “Registration Rights Agreement”) is still in effect at the time of exercise, a joinder to the Registration Rights Agreement, in form and substance reasonably acceptable to the Company; and

(ii) payment of the Exercise Price for the shares of Common Stock issuable upon exercise of such Warrants. Such Exercise Price shall be payable (A) by wire transfer of immediately available funds to the account of the Company, (B) by a certified or official bank check payable to the order of the Company or (C) by the surrender (which surrender shall be evidenced by cancellation of the number of Warrants represented by any

Warrant certificate presented in connection with a Cashless Exercise (as defined below)) of a Warrant or Warrants (represented by one or more relevant Warrant certificates), and without the payment of the Exercise Price in cash, in return for the delivery to the surrendering Holder of that number of shares of Common Stock equal to (I) the number shares of Common Stock for which such Warrant is exercisable as of the date of exercise (if the Exercise Price were being paid in cash, wire transfer or certified or official bank check) reduced by (II) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the aggregate Exercise Price to be paid by (y) the Market Price of one share of Common Stock on the Business Day which next precedes the day of exercise of the Warrant. An exercise of a Warrant in accordance with clause (C) is herein referred to as a “Cashless Exercise.” The documentation and consideration, if any, delivered in accordance with this Section 3(a) are collectively referred to herein as the “Warrant Exercise Documentation.”

(b) As promptly as practicable, and in any event within five Business Days after receipt of the Warrant Exercise Documentation, the Company shall:

(i) deliver or cause to be delivered the certificates representing the number of validly issued, fully paid and non-assessable shares of Common Stock properly specified in the Warrant Exercise Documentation;

(ii) if applicable, deliver or caused to be delivered cash in lieu of any fraction of a share of Common Stock, as hereinafter provided; and

(iii) if less than the full number of Warrants evidenced by a Warrant Certificate are being exercised, deliver or cause to be delivered (and the Warrant Agent shall so deliver or cause to be delivered at the request of the Company) a new Warrant Certificate(s), of like tenor, for the number of Warrants evidenced by such Warrant Certificate, less the number of Warrants then being exercised.

(c) An exercise shall be deemed to have been made at the close of business on the date of delivery of the Warrant Exercise Documentation so that, to the extent permitted by applicable law, the Person entitled to receive shares of Common Stock upon such exercise shall be treated for all purposes as having become the Holder of such shares of Common Stock at such time. No such surrender shall be effective to constitute the Person entitled to receive such shares of Common Stock as the Holder thereof while the transfer books of the Company for Common Stock are closed for any purpose (but not for any period in excess of five Business Days), but any such surrender of this Warrant Certificate for exercise during any period while such books are so closed shall become effective for exercise immediately upon the reopening of such books, as if the exercise had been made on the date this Warrant Certificate was surrendered and for the number of shares of Common Stock specified in the Warrant Exercise Documentation and at the Exercise Price.

(d) The Company shall pay all expenses in connection with, and all taxes and other governmental charges (other than income taxes of the Holder) that may be imposed in respect of, the issue or delivery of any shares of Common Stock issuable upon the exercise of Warrants. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the Holder of the Warrants as recorded in the Warrant Register.

(e) In connection with the exercise of any Warrants, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Market Price of a share of Common Stock on the Business Day which next precedes the day of exercise. If more than one such Warrant shall be exercised by the Holder thereof at the same time, the number of full shares of Common Stock issuable on such exercise shall be computed on the basis of the total number of Warrants so exercised.

Section 4. Adjustments.

(a) Adjustment of Number Issuable. The number of shares of Common Stock issuable upon the valid exercise of a Warrant (the “Number Issuable”) shall be subject to adjustment from time to time as follows:

(i) In case the Company shall at any time or from time to time after the Issue Date:

(A) pay a dividend or make a distribution on the outstanding shares of Common Stock in capital stock of the Company;

(B) forward split or subdivide the outstanding shares of Common Stock into a larger number of shares; or

(C) reverse split or combine the outstanding shares of Common Stock into a smaller number of shares;

then, and in each such case (A) through (C), the Number Issuable in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the Holder of any Warrant thereafter exercised shall be entitled to receive the number of shares of Common Stock or other securities of the Company which such Holder would have owned or had been entitled to receive upon or by reason of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event. An adjustment made pursuant to this Section 4(a)(i) shall become effective retroactively (x) in the case of any such dividend or distribution, immediately prior to the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of any such split, subdivision, combination or reclassification, immediately prior to the close of business on the date upon which such corporate action becomes effective.

(ii) In case the Company shall at any time or from time to time distribute to holders of its Common Stock any assets (including but not limited to cash), securities, or warrants to purchase securities (including but not limited to new Common Stock), (the “Other Property”), then the Number Issuable after such record or other distribution date of such distribution of Other Property shall be determined by multiplying the Number Issuable immediately prior to such record or distribution date by a fraction, of which the denominator shall be the Market Price per share of Common Stock on the record or distribution date, less the Fair Market Value of the portion of the Other Property to be distributed to a holder of one share of Common Stock or other equity security, and the numerator shall be such Market Price. Such adjustment shall become effective immediately after the record or distribution date. Such adjustment shall be made whenever the distribution date is fixed, and in the event that such distribution is not so made, the number of shares of Common Stock purchasable hereunder shall again be adjusted to be the number that was in effect immediately prior to the record or distribution date. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 4(a)(ii) to the extent a holder of a Warrant participates in the distribution on an as-exercised basis in accordance with Section 7.

(iii) Notwithstanding anything to the contrary contained in this Section 4(a), the Company shall be entitled to make such upward adjustments in the Number Issuable, in addition to those otherwise required by this Section 4(a), as the Board of Directors of the Company in its discretion shall determine to be advisable in order that any stock dividend, split, subdivision or combination of shares, distribution of rights or warrants to purchase shares, stock or securities or distribution of securities convertible into or exchangeable for shares of Common Stock hereafter made the Company to its stockholders shall not be taxable; provided, however, that any such adjustment shall treat all holders of Warrants with similar protections on an equal basis.

(b) Reorganization, Reclassification. Consolidation. Merger or Sale of Assets. In case of any capital reorganization or reclassification or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a split, subdivision or combination), or in case of any consolidation or merger of the Company with or into another Person (other than a consolidation or merger in which the Company is the resulting or surviving person and which does not result in any reclassification or change of outstanding Common Stock), or in case of any sale or other disposition to another Person of all or substantially all of the assets of the Company, other than a sale/leaseback, mortgage or other similar financing transaction (any of the foregoing, a “Transaction”), the Company, and/or such successor or purchasing Person, as the case may be, shall make appropriate arrangements to provide that each Holder of a Warrant outstanding immediately prior to the consummation of the Transaction shall have the right thereafter to receive upon the exercise of such Warrant, in lieu of the Common Stock immediately theretofore acquirable, the kind and amount of shares, stock or other securities (of the Company or another issuer) or property or cash receivable upon such Transaction by a holder of the number of shares of Common Stock for which such Warrant could have been exercised immediately prior to such Transaction.

(c) Other One-Time Adjustments.

(i) If Purchase Warrants are issued pursuant to the Investor Purchase Agreement, the Number Issuable with respect to each Exchange Offer Warrant shall be increased such that immediately following the issuance of the Purchase Warrants, each Exchange Offer Warrant will become exercisable for the same percentage of the Company’s Common Stock as such Exchange Offer Warrant was exercisable for immediately prior to the issuance of the Purchase Warrants, in each case as calculated on a Fully Diluted Basis.

(ii) If Pre-Emptive Offer Warrants are issued pursuant to the Pre-Emptive Rights Offer, the Number Issuable with respect to each Exchange Offer Warrant and Purchase Warrant shall be increased such that immediately following the issuance of the Pre-Emptive Offer Warrants, each Exchange Offer Warrant and Purchase Warrant will become exercisable for the same percentage of the Company’s Common Stock as such Warrant was exercisable for immediately prior to the issuance of the Pre-Emptive Offer Warrants, in each case as calculated on a Fully Diluted Basis.

(iii) For the avoidance of doubt, (x) the Number Issuable of the Exchange Offer Warrants shall only be adjusted pursuant to Section 4(c)(i) upon the issuance of Purchase Warrants pursuant to the Investor Purchase Agreement until such time as the Investor Purchase Agreement has terminated in accordance with its terms, and (y) the Number Issuable of each of the Exchange Offer Warrants and Purchase Warrants shall only be adjusted pursuant to Section 4(c)(ii) upon the issuance of Pre-Emptive Offer Warrants until the consummation of Pre-Emptive Rights Offers resulting from any issuance of Exchange Offer Warrants or Purchase Warrants. Following the termination of the Investor Purchase Agreement and the consummation of such Pre-Emptive Rights Offers, as applicable, (i) the Exchange Offer Warrants shall represent the right to acquire, in the aggregate, approximately 15.0% of the Common Stock on a Fully Diluted Basis and (ii) the provisions of those respective sections shall be of no further force or effect.

(d) Warrant Agent’s Disclaimer. The Warrant Agent has no duty to determine when an adjustment under this Section 4 should be made, how it should be made or what any such adjustment should be. The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon the exercise of any Warrants. The Warrant Agent shall not be responsible for the Company’s failure to comply with this Section 4.

Section 5. No Redemptions. The Company shall not have any right to redeem any of the Warrants evidenced hereby.

Section 6. Certain Covenants

(a) Authorized Shares. The Company covenants and agrees that all shares of capital stock of the Company which may be issued upon the exercise of the Warrants will be duly authorized, validly issued and fully paid and non-assessable upon issuance and will be free and clear of all liens and will not be subject to any pre-emptive or similar rights. The Company shall at all times reserve and keep available solely for issuance upon the exercise of the Warrants, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the exercise of all outstanding Warrants, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the exercise of all outstanding Warrants.

(b) Certificate as to Adjustments. The Company shall deliver to the Warrant Agent and each of the Holders promptly following the consummation of any transaction which would result in an increase or decrease in the Number Issuable pursuant to Section 4 a notice thereof, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Number Issuable after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed to each of the Holders. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event. Within thirty days following the occurrence of any event requiring an adjustment pursuant to Section 4, the Company shall instruct the Warrant Agent, and in accordance with such instructions the Warrant Agent shall issue each Holder a new Warrant Certificate reflecting the required adjustment(s) to the Warrant, reasonably promptly (but in any event within 10 days) following, and subject only to, the permanent surrender by the Holder of the Warrant Certificate for which such new Warrant Certificate relates.

(c) No Impairment. The Company will not, by amendment of its charter or through reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrants issued hereunder, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of each Holder against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock obtainable upon the exercise of a Warrant and (ii) take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of a Warrant.

Section 7. Dividends. Each Holder shall be entitled to any dividend, whether payable in cash, in kind or other property, that would be distributed to such Holder if such Holder’s Warrants had been converted in full into Common Stock immediately prior to the close of business on the record date for the determination of the stockholders entitled to receive such dividend.

Section 8. Holder Not Deemed a Stockholder. Except as specifically provided for herein (including, without limitation, Section 7), nothing contained in this Agreement shall be construed to (a) grant any Holder any rights to vote or receive dividends or be deemed the holder of shares of Common Stock of the Company for any purpose, (b) confer upon any Holder any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, or (c) impose any liabilities on a Holder to purchase any securities or as a stockholder of the Company, whether asserted by the Company or creditors of the Company, prior to the issuance of the underlying shares of Common Stock; provided that nothing contained herein shall otherwise impair any rights of the Holders set forth in the Nominating Agreements, dated May 10, 2017, between the respective Holders and the Company.

Section 9. Certain Transfer and Exercise Restrictions.

(a) Subject to Applicable Securities Laws. No Warrant shall be sold or transferred unless either such Warrant first shall have been registered under the Securities Act or any applicable U.S. state or foreign securities law, or (i) upon reasonable request by the Company, the Company first shall have been furnished with a certificate executed by an authorized officer of the transferee in form and substance reasonably acceptable to the Company, or (ii) upon reasonable request by the Warrant Agent, the Warrant Agent first shall have been furnished with an opinion of legal counsel, in form and substance reasonably acceptable to the Warrant Agent, in each case such certificate or opinion to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act and applicable U.S. state or foreign securities law and bears a restrictive legend, if applicable. Any transfer of a Warrant and the rights represented by the corresponding Warrant Certificate shall be effected by the surrender of such Warrant Certificate, along with the form of assignment attached as Exhibit C hereto, properly completed and executed by the Holder thereof, at the office of the Warrant Agent, together with an appropriate investment letter, if deemed reasonably necessary by counsel to the Company, to assure compliance with applicable securities laws. Thereupon, the Warrant Agent shall issue in the name or names specified by the Holder thereof and, in the event of a partial transfer, in the name of the Holder thereof, a new Warrant Certificate or Warrant Certificates evidencing the right to purchase such number of shares of Common Stock as shall be equal to the then applicable Number Issuable.

(b) Subject to Applicable Laws. Notwithstanding anything to the contrary, no Warrant may be Transferred or exercised unless (i) the transferor, transferee, exercising Holder or its designated recipient of Common Stock issuable on the exercise of such Warrant and the Company, as applicable, have completed and submitted all filings, registrations or other notifications to any Governmental Entity that may be required pursuant to applicable Law in connection with such Transfer or exercise, (ii) all necessary approvals or waivers, as the case may be, of any Governmental Entity that may be required pursuant to applicable Law in connection with such Transfer or exercise have been obtained, including, if applicable, the approval or waiver, as the case may be, of the Insurance Commissioner and the FCA and (iii) any waiting periods required by applicable Law for the consummation of such Transfer or Exercise have expired or been terminated. For the avoidance of doubt, a Warrant may be exercised in part to the extent that such filing, registration, notification, approval, waiver or expiration or termination of any waiting period is not necessary or required.

(c) Limitation on Exercise.

(i) Notwithstanding anything to the contrary, no Warrant may be exercised in contravention of applicable law, including without limitation, if applicable, Section 5 of the Securities Act or any of the rules and regulations promulgated thereunder.

(ii) Notwithstanding anything to the contrary, no Warrant may be exercised to the extent that such exercise would result in a violation of Article IV(d) of the Company’s Certificate of Incorporation with all references therein to the term “Transfer” and words of similar import being read as reference to the term “issue” and words of similar import.

(d) Regulation S Warrants.

(i) Without limiting the other restrictions set forth in this Section 9, each Holder of a Regulation S Warrant or the securities issued upon the exercise thereof agrees that for a period of one year from the date hereof (the “distribution compliance period”), in the event of a Transfer of the Regulation S Warrants or the securities issuable upon the exercise thereof, the Holder will (A) ensure that the Transfer is not made to a U.S. person unless pursuant to an exemption from registration under the Securities Act or such Warrant or the securities issued upon the exercise thereof, as applicable, have been registered under the Securities Act; (B) unless the Warrants or the securities issued upon the exercise thereof have been registered under the Securities Act, require the transferee to certify that it either (I) is not a U.S. person, is not acquiring the Securities for the account or benefit of a U.S. person and is acquiring such securities in an “offshore transaction” as defined in Regulation S, or (II) it is acquiring the Securities in a transaction that does not require registration under the Securities Act; (C) require that the transferee agree to resell or otherwise Transfer the Regulation S Warrants or the securities issuable upon the exercise thereof only in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration and not to engage in hedging transactions unless in compliance with the Securities Act and (D) disclose that the Regulation S Warrants or the securities issuable upon the exercise thereof have not been registered under the Securities Act and cannot be sold in the United States or to U.S. persons absent registration under the Securities Act or an exemption from such registration. In connection with such a Transfer, the Company will (x) ensure that the Regulation S Warrants or the securities issuable upon the exercise thereof bear a legend as set forth in Section 2 hereof; (y) refuse to register any transfer of Regulation S Warrants or the securities issuable upon the exercise thereof not made in accordance with Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration; and (z) send a confirmation to the transferee stating that the transferee is subject to the foregoing restrictions on Transfers.

(ii) Without limiting the other restrictions set forth in this Section 9, each Holder of a Regulation S Warrant or the securities issued upon the exercise thereof agrees (A) it will not engage in hedging transactions unless in compliance with the Securities Act and (B) any Transfer of Regulation S Warrants or the securities issued upon the exercise thereof will be made only in accordance with the provisions of this Section 9. The Holder acknowledges that the Company will refuse to register any Transfer not made in accordance with the foregoing provisions.

(iii) Without limiting the other restrictions set forth in this Section 9, no Regulation S Warrant may be exercised unless the exercising Holder shall have delivered to the Company (1) a certification, reasonably acceptable to the Company, that it is not a U.S. person (as defined in Regulation S) and the Regulation S Warrant is not being exercised on behalf of a U.S. person (as defined in Regulation S), and it is purchasing the shares of Common Stock in an offshore transaction in accordance with Regulation S or (2) an opinion of counsel reasonably acceptable to the Company to the effect that the Regulation S Warrant and the securities delivered upon exercise thereof have been registered under the Securities Act or are exempt from registration thereunder.

(e) Shareholders Agreement. So long as the Shareholders Agreement remains in effect, any Holder or its permitted assigns that holds Warrants or receives shares of Common Stock upon the valid exercise of a Warrant shall be subject to the Shareholders Agreement and bound by all the terms and conditions thereof as if an original party thereto and shall execute a joinder to the Shareholders Agreement.

Section 10. Replacement of Warrants. Upon receipt of evidence satisfactory to the Company and the Warrant Agent of the loss, theft, destruction or mutilation of a Warrant Certificate and, in the case of loss, theft or destruction, upon delivery of an indemnity reasonably satisfactory to the Company and the Warrant Agent, or, in the case of mutilation, upon surrender and cancellation thereof, the Warrant Agent will issue a new warrant certificate of like tenor for a number of Warrants equal to the number of Warrants evidenced by such Warrant Certificate.

Section 11. Governing Law. THIS AGREEMENT AND THE WARRANTS ISSUED HEREUNDER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

Section 12. Rights Inure to Holder. The Warrants evidenced by a Warrant Certificate will inure to the benefit of and be binding upon the Holder thereof and the Company and their respective successors and permitted assigns. Nothing in this Agreement shall be construed to give to any Person other than the Company and the Holder thereof any legal or equitable right, remedy or claim under a Warrant Certificate, and such Warrant Certificate shall be for the sole and exclusive benefit of the Company and such Holder. Nothing in this Agreement shall be construed to give a Holder any rights as a holder of shares of Common Stock until such time, if any, as the Warrants evidenced by its Warrant Certificate are exercised in accordance with the provisions hereof.

Section 13. Warrant Agent.

(a) Reliance on Company Statement. Whenever in the performance of its duties under this Agreement, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a statement signed by the Chief Executive Officer, Chief Operating Office, Chief Financial Officer or another executive officer of the Company and delivered to the Warrant Agent. The Warrant Agent may rely upon such statement for any action taken or suffered in good faith by it pursuant to the provisions of this Warrant Agreement.

(b) Compensation and Indemnity.

(i) For services rendered hereunder, the Warrant Agent shall be entitled to such compensation as shall be agreed to in writing between the Company and the Warrant Agent and the Company promises to pay such compensation and to reimburse the Warrant Agent for the out-of-pocket expenses (including attorneys’ and other professionals’ fees and expenses) incurred by it in connection with the services rendered by it hereunder. The provisions of this paragraph shall survive the termination of this Agreement and the resignation or removal of the Warrant Agent.

(ii) The Company agrees to indemnify the Warrant Agent and its Affiliates and their respective employees, officers or directors for, and to hold it harmless against, any and all loss, liability, damage, claim, cost or expense, including reasonable attorneys’ fees and expenses (including the reasonable costs and expenses of defending against any claim of liability, regardless of who asserts such claim), incurred by the Warrant Agent that arises out of or in connection with its accepting appointment as, or acting as, Warrant Agent hereunder, except such losses, liabilities, damages, claims, costs or expenses as may result from the gross negligence or willful misconduct of, or breach of this Agreement by, the Warrant Agent, its

Affiliates or any of its or their officers, directors, employees, managers, agents and advisors (including without limitation persons retained by the Warrant Agent to provide services hereunder as set forth in Section 13(q)) (as determined by a court of competent jurisdiction in a final and non-appealable judgment). The Warrant Agent shall incur no liability and shall be indemnified and held harmless by the Company for, or in respect of, any actions taken, omitted to be taken or suffered to be taken in good faith by the Warrant Agent in reliance upon any signature, endorsement, assignment, certificate, order, request, notice, instruction or other instrument or document believed by the Warrant Agent to be valid, genuine and sufficient and in effecting any exercise or transfer of a Warrant believed by it in good faith to be authorized, and in delaying or refusing in good faith to effect any exercise or transfer of a Warrant. The Warrant Agent shall notify the Company, by letter or facsimile transmission, of a claim against the Warrant Agent or of any action commenced against the Warrant Agent, promptly after the Warrant Agent shall have received written notice thereof (to the extent not prohibited by applicable law). The failure of the Warrant Agent to so notify the Company shall not in any way relieve the Company of its obligations pursuant to this Section 13(b) except to the extent that the Company is prejudiced by such failure or delay. The Company shall be entitled to participate at its own expense in the defense of any such claim or other action and, if the Company so elects, the Company shall assume the defense of any suit brought to enforce any such claim. In the event that the Company shall assume the defense of any such suit, the Company shall not be liable for the fees and expenses incurred thereafter of any counsel retained by the Warrant Agent, so long as the Company shall retain counsel reasonably satisfactory to the Warrant Agent (it being understood that it would be unreasonable for Parent to withhold approval for Akin Gump Strauss Hauer & Feld LLP to serve as such counsel); provided that the Company shall not be entitled to assume the defense of any such action if the named parties to such action include both the Warrant Agent and the Company and representation of both parties by the same legal counsel would, in the written opinion of the Warrant Agent’s counsel, be inappropriate due to actual or potential conflicting interests between the Warrant Agent and the Company. The provisions of this paragraph shall survive the termination of this Agreement and the resignation or removal of the Warrant Agent.

(c) Exclusions. The Warrant Agent shall have no responsibility with respect to the validity of this Agreement or with respect to the validity or execution of any Warrant Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate; nor shall it be responsible to make any adjustments required under the provisions of Section 4 hereof (other than in reliance upon and as directed by requests by the Company to make such adjustments) or responsible for the manner, method, or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrant or as to whether any shares of Common Stock will when issued be valid and fully paid and nonassessable.

(d) Acceptance of Agency. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the terms and conditions herein set forth and among other things, shall account promptly to the Company with respect to Warrants exercised and concurrently account for, and pay to the Company, all moneys received by the Warrant Agent for the purchase of shares of the Company’s Common Stock through the exercise of Warrants.

(e) Payment of Taxes. The Company shall from time to time promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the issuance or delivery of shares of Common Stock upon the exercise of Warrants, but the Company shall not be obligated to pay any transfer taxes in respect of the Warrants or such shares.

(f) Appointment of Successor Warrant Agent. The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving 60 days’ notice in writing to the Company. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor Warrant Agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by the Holder of a Warrant (who shall, with such notice, submit his, her, or its Warrant for inspection by the Company or such other evidence reasonably satisfactory to the Company), then the Company may serve as the Warrant Agent. If the Company does not agree to serve as the Warrant Agent within 10 days after such 30 day period, then the Holder of any Warrant may apply to the Supreme Court of the State of New York for the County of New York for the appointment of a successor Warrant Agent at the Company’s cost. After appointment, any successor Warrant Agent shall be vested with all the authority, powers, rights, immunities, duties, and obligations of its predecessor Warrant Agent with like effect as if originally named as Warrant Agent hereunder, without any further act or deed; but if for any reason it becomes necessary or appropriate, the predecessor Warrant Agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor Warrant Agent all the authority, powers, and rights of such predecessor Warrant Agent hereunder; and upon request of any successor Warrant Agent the Company shall make, execute, acknowledge, and deliver any and all instruments in writing for more fully and effectually vesting in and confirming to such successor Warrant Agent all such authority, powers, rights, immunities, duties, and obligations.

(g) Notice of Successor Warrant Agent. In the event a successor Warrant Agent shall be appointed, the Company shall give written notice thereof to the predecessor Warrant Agent and the transfer agent for the Common Stock not later than the effective date of any such appointment.

(h) Merger or Consolidation of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party shall be the successor Warrant Agent under this Agreement without any further act.

(i) Further Assurances. The Company agrees to perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments, and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

(j) The Warrant Agent shall not be liable for any act or omission by it unless such act or omission constitutes gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable judgment); in no event shall the Warrant Agent be liable to any Holder, the Company or any third party for special, punitive, indirect or consequential damages, including but not limited to lost profits, irrespective of whether the Warrant Agent has been advised of the likelihood of such loss or damage and regardless of the form of action arising in connection with this Agreement.

(k) The Warrant Agent shall have no duties or obligations other than those specifically set forth herein or as may be subsequently agreed to in writing between the Warrant Agent and the Company.

(l) The Warrant Agent makes no representations and has no responsibility for the validity, sufficiency, value or genuineness of any of the Warrant Certificates and the Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

(m) The Warrant Agent shall not be obligated to take any action hereunder which might in the Warrant Agent’s judgment involve any risk of expense, loss or liability, unless it shall have been furnished with indemnity and/or security reasonably satisfactory to it; provided, however, that this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity.

(n) The Warrant Agent may conclusively rely on and shall be protected in acting or refraining from acting upon any statement, request, document, certificate, agreement, opinion, notice, letter or other instrument whatsoever not only as to its due execution and validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which the Warrant Agent shall in good faith reasonably believe to be genuine and to have been signed or presented by the proper person or persons.

(o) The Warrant Agent may conclusively rely on and shall be protected in acting or refraining from acting upon written or oral instructions from any officer of the Company.

(p) The Warrant Agent may consult with counsel it selects, including in-house counsel, with respect to any questions relating to its duties and responsibilities and the advice or opinion of such counsel, or any opinion of counsel to the Company provided to the Warrant Agent shall be full and complete authorization and protection in respect of any reasonable action taken, suffered or omitted to be taken by the Warrant Agent hereunder in accordance with the advice or opinion of such counsel.

(q) The Warrant Agent may perform any duties hereunder either directly or by or through agents and attorneys and the Warrant Agent shall not be responsible for any misconduct or negligence (other than willful misconduct or gross negligence) on the part of any agent or attorney appointed with due care by it hereunder.

(r) The Warrant Agent, its officers, directors, employees and shareholders may become the owners of, or acquire any interest in, any Warrant Certificate, with the same rights that it or they would have if it were not the Warrant Agent, and may engage or be interested in any financial or other transaction with the Company as freely as if it were not the Warrant Agent.

(s) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

(t) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity, value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

(u) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Warrant Agent shall have any liability to any holder of a Warrant Certificate or other person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided that the Company must use commercially reasonable efforts to have any such order, decree or ruling lifted, stayed or otherwise overturned.

(v) In addition to the foregoing, the Warrant Agent shall be protected and shall incur no liability for, or in respect of, any action taken or omitted by it in connection with its administration of this Agreement if such acts or omissions are in reliance upon (i) the proper execution of the certification concerning beneficial ownership appended to the form of assignment and the form of the election attached hereto unless the Warrant Agent shall have actual knowledge that, as executed, such certification is untrue, or (ii) the non-execution of such certification including, without limitation, any refusal to honor any otherwise permissible assignment or election by reason of such non-execution.

Section 14. Amendments; Waiver. Except as otherwise provided herein, this Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company, the Warrant Agent and the Holders of two-thirds of the then outstanding Warrants. Notwithstanding the foregoing, this Agreement may be amended without the consent of any Holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained herein to the extent such amendments do not adversely affect the interest of any Holder. No provision hereunder may be waived other than in a written instrument executed by the waiving party; provided, however, that the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall have obtained the written consent of the Holders of two-thirds of the then outstanding Warrants.

Section 15. Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

Section 16. Counterparts. This Agreement may be executed in multiple counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. This Agreement, to the extent signed and delivered by means of a facsimile machine or electronic delivery (i.e., by email of a PDF signature page), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or by electronic delivery as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

Section 17. Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future applicable laws during the term thereof, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement, a legal, valid, and enforceable provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible.

Section 18. Persons Benefitting. This Agreement shall be binding upon the Company and the Warrant Agent and shall inure to the benefit of, and the obligations created hereby shall be binding upon, the successors and assigns of each of the parties hereto and nothing in this Agreement, express or implied, is intended to or shall confer, except as otherwise provided in this Section 18, upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Each Holder, by acceptance of a Warrant Certificate, agrees to all of the terms and provisions of this Agreement applicable thereto, and each such Holder shall be deemed to be a third party beneficiary of this Agreement. The Warrant Agent may assign or transfer its rights under this Agreement to any of its Affiliates without the prior written consent of any party hereto, provided that the Warrant Agent shall notify the Company in writing of such assignment or transfer promptly following the effectiveness thereof, and such Affiliate or Affiliates, as the case may be, shall be bound by the terms and conditions of this Agreement as if a party hereto.

Section 19. Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties with respect to the subject matter hereof and supersedes all prior oral and written, and all contemporaneous oral, agreements and understandings relating to the subject matter hereof.

Section 20. Termination. This Agreement shall terminate upon the earlier of (i) one day after the end of the Exercise Period or, if and to the extent applicable, the delivery by the Company to the Holders of all shares of Common Stock and other securities or property in respect of all Warrants duly exercised during the Exercise Period and (ii) when all Warrants have been exercised upon the delivery to the Holders of all shares of Common Stock and other securities or property in respect of all Warrants duly exercised. Notwithstanding the foregoing, Section 13(b) shall survive the termination of this Agreement and the resignation or removal of the Warrant Agent.

Section 21. Notices. All notices and other communications hereunder will be in writing and will be deemed duly given (a) on the date of delivery if delivered personally, or if by facsimile, upon written confirmation of receipt by facsimile, e mail or otherwise (including electronic confirmation of successful transmission generated by the facsimile machine of the sender), (b) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier service or (c) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder will be delivered, if to the Company or the Warrant Agent, to the address set forth below, or if to any Holder, to the address set forth in the Warrant Register, or in each case pursuant to such other instructions as may be designated in writing by the party to receive such notice:

If to the Company:

Affinion Group Holdings, Inc.

6 High Ridge Park

Stamford, CT 06905

Phone: (203) 956-1237

Attention: Brian Fisher, Esq.

Electronic mail: bfisher@affiniongroup.com

with a copy (which shall not constitute notice) to:

Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, NY 10036

Attention: Adam K. Weinstein, Esq.

Facsimile: 212-872-8112

Electronic mail: aweinstein@akingump.com

If to the Warrant Agent:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn NY 11219

Attention: Relationship Management

Electronic mail: [•]

With a copy to:

American Stock Transfer & Trust Company, LLC

48 Wall Street, 22nd Floor

New York, NY 10005

Attention: Legal Department

Email: legalteamAST@astfinancial.com

Section 22. Force Majeure. In no event shall the Warrant Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Warrant Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

Section 23. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Warrant Agent, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Warrant Agent. The parties to this Warrant Agreement agree that they will provide the Warrant Agent with such information as it may reasonably request in order for the Warrant Agent to satisfy the requirements of the U.S.A. Patriot Act.

Section 24. Notice to Holders of Warrants.

(a) Notwithstanding anything herein to the contrary, the Company shall give 10 Business Days’ written notice to the Holders prior to the following:

(i) the record date for determining the stockholders of the Company entitled to vote on any of the actions that would require the consent of stockholders pursuant to Section 2.2 of the Shareholders Agreement;

(ii) the record date for determining the stockholders of the Company entitled to vote to approve any amendment to director compensation pursuant to clause (ii) of Section 2.5 of the Shareholders Agreement;

(iii) the record date for determining the stockholders entitled to exercise pre-emptive rights pursuant to Section 4.4 of the Shareholders Agreement; and

(iv) the record date for determining the stockholders entitled to vote to approve any amendment to the Shareholders Agreement pursuant to Section 6.11 of the Shareholders Agreement;

(v) the record date for determining the stockholders entitled to any dividend, distribution or pro rata repurchase or redemption of, or in respect of, the Common Stock; and

(vi) the consummation of a Sale of the Company.

(b) The Company shall give prompt written notice (and in any event, no later than two (2) Business Days) to the Holders upon receipt of notice from a Tag-Along Seller (as defined in the Shareholders Agreement) of such Tag-Along Seller’s intention to consummate a Transfer (as defined in the Shareholders Agreement) pursuant to Section 4.3(b) of the Shareholders Agreement.

(c) For the avoidance of doubt, any Holder that elects to exercise, in accordance with Section 3, all or any portion of its Warrants in connection with any of the events requiring notice pursuant to this Section 24 may condition such exercise upon the actual taking of the vote or consummation of the transaction, as applicable. To the extent a Holder elects to exercise all or any portion of its Warrants pursuant to this

Section 24, the Company will provide such Holder with the opportunity to execute a joinder to the Shareholders Agreement.

Section 25. Definitions. For the purposes of this Warrant Certificate, the following terms shall have the meanings indicated below:

“Affiliate” means with respect to any specified Person, any other Person directly or indirectly Controlling, Controlled by or under direct or indirect common Control with such specified Person.

“Agreement” has the meaning given it in the Preamble.

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law or executive order to close.

“Cashless Exercise” has the meaning given it in Section 2.

“Common Stock” has the meaning given it in the Recitals.

“Company” has the meaning given it in the Preamble.

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and the policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), and the terms “Controlled by” and “Controlling” shall have correlative meanings.

“Derivative Security” means any right, option, warrant or other security convertible into or exercisable for Common Stock.

“Domestic Restricted Warrant” means a Warrant issued in reliance on Regulation D or Section 4(a)(2) of the Securities Act.

“Equity Incentive Plans” means any equity incentive plans for officers, employees or Directors of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time to time thereunder.

“Exchange Offer” has the meaning given it in the Recitals.

“Exchange Offer Warrants” has the meaning given it in the Recitals.

“Exercise Price” is equal to $0.01 per share.

“Exercise Period” means, with respect to any Warrant, on any Business Day after the date hereof and on or before the Expiration Date.

“Existing AGI Notes” has the meaning given it in the Recitals.

“Existing Holdings Notes” has the meaning given it in the Recitals.

“Existing Notes” has the meaning given it in the Recitals.

“Expiration Date” means the earlier to occur of (i) 5:00 p.m., New York City time, on November 10, 2022 and (ii) 5 Business Days following notice that a Sale of the Company had occurred, if the Holder has not received prior notice pursuant to Section 24(a).

“Fair Market Value” means the amount which a willing buyer, under no compulsion to buy, would pay a willing seller, under no compulsion to sell, in an arm’s-length transaction but in all events without application of any minority, illiquidity, transfer or voting restriction, or similar discounts or reductions.

“FCA” means the U.K. Financial Conduct Authority.

“Fully Diluted Basis” means the issued and outstanding Common Stock of the Company, assuming the exercise or conversion of all outstanding Derivative Securities for cash (including any Warrants), but excluding any Common Stock or Derivative Securities issued or issuable pursuant to an Equity Incentive Plan.

“Governmental Entity” means any U.S. or non-U.S. federal, national, supranational, state, provincial, local or similar government, governmental, regulatory or administrative authority, branch, agency or commission or any court, tribunal, or arbitral or judicial body.

“Holder” has the meaning given it in Section 2(c)(ii).

“Insurance Commissioner” means the Commissioner of Insurance of the State of North Dakota.

“Investor Purchase Agreement” has the meaning given it in the Recitals.

“Issue Date” means May 10, 2017.

“Law” means any statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or order of any Governmental Entity.

“Market Price” per share of Common Stock means, on any date specified herein: (a) if the Common Stock is then listed or admitted to trading on any national securities exchange, the average of the high and low trading prices of the Common Stock on such date; (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security, the average of the high and low sale prices of the Common Stock on such date; (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported high bid and low asked price of the Common Stock on such date as shown by NASDAQ or reported by any member firm of the NYSE selected by the Company; or (d) if neither (a), (b) nor (c) is applicable, the Fair Market Value per share determined in good faith by the board of directors of the Company.

“NASDAQ” means the Nasdaq Stock Market.

“Number Issuable” with respect to a Warrant has the meaning given it in Section 4(a).

“NYSE” means the New York Stock Exchange, Inc.

“Other Property” has the meaning given it in Section 4(a)(ii).

“Person” means any individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Pre-Emptive Rights Offer” has the meaning given it in the Preamble.

“Pre-Emptive Rights Offer Warrants” has the meaning given it in the Preamble.

“Purchase Percentage” has the meaning given it in the Recitals.

“Purchase Warrants” has the meaning given it in the Recitals.

“Regulation D” means Regulation D promulgated under the Securities Act.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Warrant” means a Warrant issued pursuant to Regulation S.

“Required Consents” means the material filings, registrations, notifications, approvals, waivers or expiration or termination of any waiting periods that are necessary or required, as set forth in Section 9(b).

“Sale of the Company” means a transaction or series of related transactions pursuant to which (i) a person or group (as such terms are used and defined in Rule 13d-3 promulgated under the Exchange Act) (other than a Subsidiary of the Company) acquires or otherwise becomes the beneficial owner of more than 50% of the Company’s issued and outstanding Common Stock or (ii) the Company consummates the sale of all or substantially all of its assets, on a consolidated basis to any Person (other than a Subsidiary of the Company).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time thereunder.

“Senior Liquidation Shares” means any additional class or series of stock which may in the future be issued by the Company that is expressly designated in an amendment to the Company’s Certificate of Incorporation or the certificate of designation establishing such additional class or series of stock as ranking senior to the Common Stock with respect to dividends, distributions or rights (including to redemption payments) upon liquidation, dissolution or winding up of the affairs of the Company.

“Shareholders Agreement” means that certain Shareholders Agreement, dated as of November, 9, 2015, as amended, as may be further amended from time to time, by and among the Company and the stockholders party thereto, as in effect from time to time, and any successor agreement thereto.

“Subsidiary” means, with respect to any Person (herein referred to as the “parent”) (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held, or (b) that is, at the time any determination is made, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Transaction” has the meaning given it in Section 4(b).

“Transfer” means any voluntary or involuntary attempt to, directly or indirectly through the transfer of interests in controlled Affiliates or otherwise, sell, assign, transfer, grant a participation in, pledge or otherwise dispose of any Warrants, or the consummation of any such transaction, or taking a pledge of, any of the Warrants; provided, however, that a transaction that is a pledge shall not be deemed to be a Transfer, but a foreclosure pursuant thereto shall be deemed to be a Transfer; provided, further, that, with respect to any widely held “investment company” as defined in the Investment Company Act of 1940, as amended, a sale, transfer, assignment, pledge, hypothecation, encumbrance or other disposition of ownership interests in such investment company shall not be deemed a Transfer. The term “Transferred” shall have a correlative meaning.

“Transfer Agent” has the meaning given it in Section 2.

“Warrant” means a Warrant in substantially the form attached as Exhibit A hereto.

“Warrant Agent” has the meaning given it in the Preamble.

“Warrant Certificate” has the meaning given it in Section 2(a).

“Warrant Exercise Documentation” has the meaning given it in Section 2.

*        *        *         *        *

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date first written above.

AFFINION GROUP HOLDINGS, INC.

By:	/s/ Gregory S. Miller
Name: Gregory S. Miller
Title: Executive Vice President & Chief
Financial Officer

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Warrant Agent

By:	/s/ Carlos Pinto
Name: Carlos Pinto
Title: Senior Vice President

[Signature Page to Warrant Agreement]

Exhibit A – Form of Warrant

SPECIMEN WARRANT CERTIFICATE

THIS WARRANT WILL BE VOID IF NOT EXERCISED PRIOR TO 5:00 P.M.

NEW YORK CITY TIME, NOVEMBER 10, 2022

[LEGEND TO BE INSERTED IN ACCORDANCE WITH SECTION 2]

AFFINION GROUP HOLDINGS, INC.

WARRANT TO PURCHASE COMMON STOCK

WARRANT NO.: A –	NUMBER OF WARRANTS:

THIS CERTIFIES THAT, for value received [•] is the registered holder of a Warrant or Warrants (the “Warrant”) to purchase one fully paid and non-assessable share of Common stock, par value $0.01 per share (“Common Stock”), of AFFINION GROUP HOLDINGS, INC., a Delaware corporation (the “Company”), for each Warrant evidenced by this Warrant Certificate. Subject to the conditions set forth herein and in the Warrant Agreement dated as of May 10, 2017, by and between the Company and the Warrant Agent, as in effect from time to time (the “Warrant Agreement”) (including as referenced therein the restrictions on exercise and transfer set forth in the Company’s organizational documents), as in effect from time to time, the Warrant entitles the holder thereof to purchase from the Company, at any time during the Exercise Period and terminating on the Expiration Date, such number of shares of Common Stock of the Company at the price of $0.01 per share, upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent.

Payment of the Exercise Price may be made, at the option of the holder of the Warrant and subject to conditions set forth herein and in the Warrant Agreement, by the following methods (or any combination thereof): (1) in cash or by wire transfer of immediately available funds; (2) by a certified or official bank check payable to the order of the Company; or (3) by means of a cashless exercise pursuant to Section 3(a)(ii) of the Warrant Agreement. In no event shall the registered holder of this Warrant be entitled to receive a net-cash settlement or other consideration in lieu of a physical settlement in shares of Common Stock. The Warrant Agreement provides that upon the occurrence of certain events the number of shares of Common Stock purchasable hereunder, set forth on the face hereof, may, subject to certain conditions, be adjusted. The term “Exercise Price” as used in this Warrant Certificate refers to the price per Share at which Shares may be purchased at the time the Warrant is exercised.

No fraction of a share of Common Stock will be issued upon any exercise of a Warrant. If, upon exercise of a Warrant, a holder would be entitled to receive a fractional interest in a share of Common Stock, the Company shall, upon exercise, round down to the nearest whole number the number of shares of Common Stock to be issued to the Warrant holder and shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Market Price of a share of Common Stock on the Business Day which next precedes the day of exercise.

Upon any exercise of the Warrant for less than the total number of full shares of Common Stock provided for herein, there shall be issued to the registered holder hereof or his, her, or its assignee a new Warrant Certificate bearing the same restrictive legends, if any, covering the number of shares of Common Stock for which the Warrant has not been exercised.

1

Warrant Certificates, when surrendered at the office or agency of the Warrant Agent by the registered holder hereof in person or by attorney duly authorized in writing, may be exchanged in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants.

Upon due presentment for registration of transfer of the Warrant Certificate at the office or agency of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any applicable tax or other government charge.

The Company and the Warrant Agent may deem and treat the registered holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the registered holder, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

Except as set forth in the Warrant Agreement, this Warrant does not entitle the registered holder to any of the rights of a stockholder of the Company.

Capitalized terms used herein but not defined shall have the meaning set forth in the Warrant Agreement.

*        *        *         *        *

2

AFFINION GROUP HOLDINGS, INC.

By:
Name:	Name:
Title:	Title:

DATED:

Countersigned

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Warrant Agent

By:
Authorized Signatory

[Signature Page to Warrant of Affinion Group Holdings, Inc.]

Exhibit B

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER

TO EXERCISE WARRANTS

The undersigned holder hereby exercises the right to purchase                      shares of common stock, par value $0.01 per share (“Warrant Shares”), of AFFINION GROUP HOLDINGS, INC., a Delaware corporation (the “Company”), evidenced by the attached Warrant Certificate (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warrant Agreement (the “Agreement”), dated as of May 10, 2017, by and between the Company and American Stock Transfer & Trust Company, LLC, as Warrant Agent, as in effect from time to time.

1.	Payment of Exercise Price (check applicable box).

[    ] payment in the sum of $         [is enclosed] [has been wire transferred to the Company at the following account:                     ] in accordance with the terms of the Warrant.

[    ] Holder hereby elects to make the payment for the Warrant Shares in accordance with Section 3(a)(ii) of the Agreement.

2.	Confirmation. The undersigned hereby represents and warrants that the Required Consents have been made or obtained, as applicable.

3.	Delivery of Warrant Shares. The Company shall deliver the Warrant Shares in the name of the undersigned or in such other name as is specified below in accordance with Section 3(b) of the Agreement at the following address:

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to

and, if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate bearing the same restrictive legends, if any, for the balance of such Warrants be registered in the name of, and delivered to, the registered holder at the address stated below its signature.

4.	Representations and Warranties.

(i)	If the Warrant is a Domestic Restricted Warrant (or any other Warrant that is not a Regulation S Warrant) the undersigned hereby certifies:

[CHECK A OR B, AS APPLICABLE]

☐ A. that it is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended;

[OR]

☐ B. enclosed herewith is an opinion of counsel to the effect that the Regulation S Warrant and the securities delivered upon exercise thereof either (i) have been registered under the Securities Act or (ii) are exempt from registration thereunder.

(ii)	If the Warrant is a Regulation S Warrant, the undersigned hereby certifies:

[CHECK A OR B, AS APPLICABLE]

☐ A. that it is not a U.S. person (as defined in Regulation S) or purchasing for the account or benefit of a U.S. person, other than a distributor, and it is purchasing the Warrant Shares in an offshore transaction in accordance with Regulation S;

[OR]

☐ B. enclosed herewith is an opinion of counsel to the effect that the Regulation S Warrant and the securities delivered upon exercise thereof either (i) have been registered under the Securities Act or (ii) are exempt from registration thereunder.

*        *        *         *        *

Dated:
(SIGNATURE)

(ADDRESS)

(TAX IDENTIFICATION NUMBER)

ACKNOWLEDGMENT

The Company hereby acknowledges receipt of this Exercise Notice and hereby undertakes, in accordance with Section 3(b) of the Agreement, to issue the above indicated number of shares of Common Stock upon satisfactory receipt of the Warrant Exercise Documentation and the restrictions on exercise and transfer set forth in the Agreement (including as referenced therein the restrictions on exercise and transfer set forth in Warrant Agreement and in the Company’s organizational documents), in the name and to the address set forth above by the exercising holder.

AFFINION GROUP HOLDINGS, INC.

By:
Name:
Title:

Exhibit C

ASSIGNMENT

To be Executed by the Registered Holder in Order to Assign Warrants

For Value Received,                              hereby sells, assigns and transfers unto

(PLEASE TYPE OR PRINT NAME AND ADDRESS)

(SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER)

and be delivered to

(PLEASE PRINT OR TYPE NAME AND ADDRESS)

                              of the Warrants represented by this Warrant Certificate and does hereby irrevocably constitute and appoint                      Attorney to transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

By signing below, the transferring holder hereby represents and warrants to the Company that such holder is making this transfer in accordance with, and subject to the terms, conditions and restrictions set forth in, the Warrant Agreement and the Company’s organizational documents (collectively, the “Transfer Restrictions”).

Without limiting the Transfer Restrictions, if the transferring holder is seeking to transfer all or any portion of a Regulation S Warrant:

[CHECK A, B OR C, AS APPLICABLE]

☐	A. such transferring holder hereby certifies as follows:

1.	The offer and sale of the Warrants was not and will not be made to a person in the United States (unless such person is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(vi) or the account held by it for which it is acting is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(i) under the circumstances described in Rule 902(h)(3)) and such offer and sale was not and will not be specifically targeted at an identifiable group of U.S. citizens abroad.

2.	Unless the circumstances described in the parenthetical in paragraph 1 above are applicable, either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.

3.	Neither we, any of our affiliates, nor any person acting on our or their behalf has made any directed selling efforts in the United States with respect to the Warrants.

4.	The proposed transfer of Warrants is not part of a plan or scheme to evade the registration requirements of the Securities Act.

5.	If we are a dealer or a person receiving a selling concession, fee or other remuneration in respect of the Warrants, and the proposed transfer takes place during the one-year distribution compliance period (as defined in Rule 902(f) of Regulation S), or we are an officer or director of the Company, we certify that the proposed transfer is being made in accordance with the provisions of Rule 904(b) of Regulation S.

[OR]

☐ B. such transferring holder hereby certifies that the transferee is an “accredited investor” (as such term is defined under Rule 501(a) of Regulation D under the Securities Act) and the transfer will be exempt from registration under applicable federal, State and foreign securities law.

[OR]

☐ C. enclosed herewith is an opinion of counsel to the effect that either (i) the Warrant has been registered under the Securities Act or (ii) the proposed transfer is exempt from registration thereunder.

Notwithstanding the foregoing certification, in accordance with Section 9(a) of the Warrant Agreement, prior to permitting or giving effect to the transfer, the Company may require the transferring parties to furnish an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that the sale or transfer is exempt from the registration requirements of the Securities Act and applicable U.S. state or foreign securities law and indicating whether the new Warrant Certificates must bear a restrictive legend.

Furthermore, by signing below, the transferring holder hereby agrees and acknowledges that no sale, assignment or transfer of the Warrants shall be effective except to the extent such sale, assignment or transfer complies fully with the Transfer Restrictions.

Dated:
(SIGNATURE)

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER AND MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17 Ad – 15).

Appendix I

Holder’s Contact Information

Name:

Address:

City, State, Zip:

Telephone Number:

Facsimile Number:

E-mail Address: